N / E / W / S R / E / L / E / A / S / E

April 25, 2018

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 32 PERCENT INCREASE IN FIRST QUARTER 2018 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2018 net income of $36.7 million, an increase of 58 percent, compared to $23.2 million during the same period in 2017. Earnings per share for the period totaled $.74 per share, an increase of 32 percent, compared to the first quarter of 2017 result of $.56 per share. The increase in net income was driven by several factors including strong core banking performance, two acquisitions that were fully integrated during the second half of 2017 and the impact of tax reform.

Total assets equaled $9.5 billion as of quarter-end and loans totaled $6.9 billion. The Corporation’s loan portfolio increased by $1.6 billion, or 31 percent, during the past twelve months. The acquisition of Independent Alliance Banks, Inc. in Fort Wayne, Indiana and the acquisition of The Arlington Bank in Upper Arlington, Ohio accounted for $950 million, or 18 percent, of loan growth. Additionally, organic loan growth totaled $677 million, or 13 percent. Total deposits equaled $7.3 billion as of quarter-end, an increase of $1.7 billion, or 30 percent. Our acquisition activity accounted for deposit growth of $1.1 billion, or 20 percent, while organic deposit growth totaled $577 million, or 10 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our first quarter of 2018 results reflect the strength of First Merchants' earning power and the health of our franchise marketplaces. 2017 was a busy M&A year for the company and it makes First Merchants an even stronger, more impactful player in the Midwest banking industry. Our management team is also pleased that organic balance sheet growth maintained momentum throughout the integration process. We are off to a productive start in 2018 posting a return on assets of 1.57 percent, fueled by a 51.3 percent efficiency ratio. Our organic loan and deposit growth of nearly 9 percent, should produce continued earnings improvement and stock price appreciation."

Net-interest income totaled $80 million for the quarter, an increase of $19 million, or 31 percent. Net-interest margin totaling 3.92 percent, declined by 6 basis points and included a reduction of 13 basis points related to tax reform. Yields on earning assets totaled 4.57 percent and the cost of supporting liabilities totaled .65 percent.

Non-interest income totaled $19.6 million for the quarter, a $4.7 million increase over the first quarter of 2017. Non-interest expense totaled $53.7 million, up from the 2017 total of $43.1 million. Increases in both non-interest income and non-interest expense are reflective of a significantly larger franchise as a result of the acquisition activity in 2017, which drove higher net income and improved efficiency in the quarter.

Tax expense for the first quarter of 2018 totaled $6.6 million, or 15.3 percent of pre-tax net income. Tax expense in the prior year totaled $7.2 million, or 23.6 percent. The improvement in tax expense was due to a decline in the federal tax rate from 35 percent to 21 percent. Our effective rate is 5.7 percentage points lower than the federal tax rate of 21 percent, primary due to approximately $10.9 million of tax-free loan, securities and life insurance income in the quarter.

The Corporation’s provision expense totaled $2.5 million due to loan growth and net charge-offs totaling $1.1 million during the quarter. The allowance for loan losses totaled $76.4 million as of March 31, 2018, up from $68.2 million as of March 31, 2017. Non-accrual loans totaled $27.5 million as of quarter-end and the allowance is 1.11 percent of total loans and 1.32 percent of non-purchased loans.

As of March 31, 2018, the Corporation’s total risk-based capital ratio equaled 13.69 percent, common equity tier 1 capital ratio equaled 11.04 percent, and the tangible common equity ratio totaled 9.32 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 26, 2018.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 26, 2018. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay passcode is 10117758.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme180426.html during the time of the call. A replay of the web cast will be available until April 26, 2019.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as Lafayette Bank & Trust and First Merchants Private Wealth Advisors (each as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2018	2017
ASSETS
Cash and cash equivalents	$128,828	$104,247
Interest-bearing time deposits	24,233	20,439
Investment securities	1,543,820	1,327,217
Loans held for sale	4,469	1,262
Loans	6,901,696	5,274,909
Less: Allowance for loan losses	(76,420)	(68,225)
Net loans	6,825,276	5,206,684
Premises and equipment	94,741	91,311
Federal Home Loan Bank stock	24,588	17,964
Interest receivable	35,223	25,174
Goodwill and other intangibles	474,777	257,963
Cash surrender value of life insurance	221,949	202,574
Other real estate owned	9,698	8,293
Tax asset, deferred and receivable	24,177	32,074
Other assets	61,017	30,991
TOTAL ASSETS	$9,472,796	$7,326,193
LIABILITIES
Deposits:
Noninterest-bearing	$1,698,958	$1,373,778
Interest-bearing	5,628,677	4,261,531
Total Deposits	7,327,635	5,635,309
Borrowings:
Federal funds purchased	50,000	102,000
Securities sold under repurchase agreements	138,910	139,007
Federal Home Loan Bank advances	449,419	338,919
Subordinated debentures and term loans	138,297	128,862
Total Borrowings	776,626	708,788
Interest payable	5,376	3,875
Other liabilities	50,086	48,751
Total Liabilities	8,159,723	6,396,723
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding - 49,243,096 and 41,047,543 shares	6,155	5,131
Additional paid-in capital	834,894	509,953
Retained earnings	493,624	417,983
Accumulated other comprehensive income (loss)	(21,725)	(3,722)
Total Stockholders' Equity	1,313,073	929,470
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,472,796	$7,326,193

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2018	2017
INTEREST INCOME
Loans receivable:
Taxable	$78,267	$56,357
Tax-exempt	3,596	2,333
Investment securities:
Taxable	5,096	4,308
Tax-exempt	6,126	5,003
Deposits with financial institutions	131	44
Federal Home Loan Bank stock	404	189
Total Interest Income	93,620	68,234
INTEREST EXPENSE
Deposits	9,002	4,124
Federal funds purchased	380	228
Securities sold under repurchase agreements	173	88
Federal Home Loan Bank advances	2,159	978
Subordinated debentures and term loans	1,990	1,817
Total Interest Expense	13,704	7,235
NET INTEREST INCOME	79,916	60,999
Provision for loan losses	2,500	2,385
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	77,416	58,614
OTHER INCOME
Service charges on deposit accounts	4,777	4,174
Fiduciary and wealth management fees	3,416	2,640
Other customer fees	5,416	4,863
Earnings on cash surrender value of life insurance	1,176	898
Net gains and fees on sales of loans	1,821	1,275
Net realized gains on sales of available for sale securities	1,609	598
Other income	1,346	398
Total Other Income	19,561	14,846
OTHER EXPENSES
Salaries and employee benefits	32,226	25,732
Net occupancy	4,670	4,216
Equipment	3,668	2,807
Marketing	884	565
Outside data processing fees	2,964	2,616
Printing and office supplies	334	264
Intangible asset amortization	1,726	903
FDIC assessments	719	570
Other real estate owned and foreclosure expenses	402	531
Professional and other outside services	1,541	1,734
Other expenses	4,553	3,161
Total Other Expenses	53,687	43,099
INCOME BEFORE INCOME TAX	43,290	30,361
Income tax expense	6,611	7,168
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,679	$23,193
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.75	$0.57
Diluted Net Income Available to Common Stockholders	$0.74	$0.56
Cash Dividends Paid	$0.18	$0.15
Average Diluted Shares Outstanding (in thousands)	49,428	41,221

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2018	2017
NET CHARGE-OFFS	$1,112	$197

AVERAGE BALANCES:
Total Assets	$9,372,736	$7,217,151
Total Loans	6,811,087	5,180,243
Total Earning Assets	8,415,177	6,526,685
Total Deposits	7,153,164	5,590,357
Total Stockholders' Equity	1,308,804	914,062

FINANCIAL RATIOS:
Return on Average Assets	1.57%	1.29%
Return on Average Stockholders' Equity	11.21	10.15
Return on Average Common Stockholders' Equity	11.21	10.15
Average Earning Assets to Average Assets	89.78	90.43
Allowance for Loan Losses as % of Total Loans	1.11	1.29
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.02
Average Stockholders' Equity to Average Assets	13.96	12.67
Tax Equivalent Yield on Earning Assets	4.57	4.42
Cost of Supporting Liabilities	0.65	0.44
Net Interest Margin (FTE) on Earning Assets	3.92	3.98
Efficiency Ratio	51.47	52.61
Tangible Common Book Value Per Share	$17.14	$16.49

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Non-Accrual Loans	$27,497	$28,724	$32,253	$27,347	$27,920
Renegotiated Loans	579	1,013	626	384	876
Non-Performing Loans (NPL)	28,076	29,737	32,879	27,731	28,796
Other Real Estate Owned	9,698	10,373	11,912	11,893	8,293
Non-Performing Assets (NPA)	37,774	40,110	44,791	39,624	37,089
90+ Days Delinquent	738	924	425	634	123
NPAs & 90 Day Delinquent	$38,512	$41,034	$45,216	$40,258	$37,212

Allowance for Loan Losses	$76,420	$75,032	$73,354	$70,471	$68,225
Quarterly Net Charge-offs	1,112	122	(800)	629	197
NPAs / Actual Assets %	0.40%	0.43%	0.49%	0.51%	0.51%
NPAs & 90 Day / Actual Assets %	0.41%	0.44%	0.50%	0.52%	0.51%
NPAs / Actual Loans and OREO %	0.55%	0.59%	0.69%	0.70%	0.70%
Allowance for Loan Losses / Actual Loans (%)	1.11%	1.11%	1.13%	1.25%	1.29%
Net Charge-offs as % of Average Loans (Annualized)	0.07%	0.01%	(0.05)%	0.05%	0.02%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
ASSETS
Cash and cash equivalents	$128,828	$154,905	$146,607	$142,650	$104,247
Interest-bearing time deposits	24,233	35,027	72,950	48,305	20,439
Investment securities	1,543,820	1,560,602	1,468,887	1,343,323	1,327,217
Loans held for sale	4,469	7,216	4,514	4,036	1,262
Loans	6,901,696	6,751,199	6,483,448	5,613,144	5,274,909
Less: Allowance for loan losses	(76,420)	(75,032)	(73,354)	(70,471)	(68,225)
Net loans	6,825,276	6,676,167	6,410,094	5,542,673	5,206,684
Premises and equipment	94,741	95,852	102,485	92,637	91,311
Federal Home Loan Bank stock	24,588	23,825	23,825	19,015	17,964
Interest receivable	35,223	37,130	32,366	27,597	25,174
Goodwill and other intangibles	474,777	476,503	478,558	309,686	257,963
Cash surrender value of life insurance	221,949	223,557	222,437	200,125	202,574
Other real estate owned	9,698	10,373	11,912	11,893	8,293
Tax asset, deferred and receivable	24,177	23,983	36,024	27,331	32,074
Other assets	61,017	42,338	38,744	35,758	30,991
TOTAL ASSETS	$9,472,796	$9,367,478	$9,049,403	$7,805,029	$7,326,193
LIABILITIES
Deposits:
Noninterest-bearing	$1,698,958	$1,761,553	$1,662,814	$1,398,237	$1,373,778
Interest-bearing	5,628,677	5,410,977	5,248,205	4,618,867	4,261,531
Total Deposits	7,327,635	7,172,530	6,911,019	6,017,104	5,635,309
Borrowings:
Federal funds purchased	50,000	144,038	100,000	134,608	102,000
Securities sold under repurchase agreements	138,910	136,623	142,107	127,884	139,007
Federal Home Loan Bank advances	449,419	414,377	406,820	312,715	338,919
Subordinated debentures and term loans	138,297	139,349	139,686	128,742	128,862
Total Borrowings	776,626	834,387	788,613	703,949	708,788
Interest payable	5,376	4,390	4,956	3,477	3,875
Other liabilities	50,086	52,708	61,695	45,383	48,751
Total Liabilities	8,159,723	8,064,015	7,766,283	6,769,913	6,396,723
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding	6,155	6,145	6,143	5,394	5,131
Additional paid-in capital	834,894	834,870	833,451	593,904	509,953
Retained earnings	493,624	465,231	449,759	434,309	417,983
Accumulated other comprehensive income (loss)	(21,725)	(2,908)	(6,358)	1,384	(3,722)
Total Stockholders' Equity	1,313,073	1,303,463	1,283,120	1,035,116	929,470
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,472,796	$9,367,478	$9,049,403	$7,805,029	$7,326,193

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
INTEREST INCOME
Loans receivable:
Taxable	$78,267	$76,470	$71,491	$59,386	$56,357
Tax-exempt	3,596	3,018	2,851	2,492	2,333
Investment securities:
Taxable	5,096	4,477	4,524	4,180	4,308
Tax-exempt	6,126	5,830	5,455	5,091	5,003
Deposits with financial institutions	131	294	284	114	44
Federal Home Loan Bank stock	404	259	242	204	189
Total Interest Income	93,620	90,348	84,847	71,467	68,234
INTEREST EXPENSE
Deposits	9,002	7,835	6,710	5,137	4,124
Federal funds purchased	380	55	175	103	228
Securities sold under repurchase agreements	173	146	133	110	88
Federal Home Loan Bank advances	2,159	1,577	1,464	1,177	978
Subordinated debentures and term loans	1,990	1,970	1,945	1,840	1,817
Total Interest Expense	13,704	11,583	10,427	8,367	7,235
NET INTEREST INCOME	79,916	78,765	74,420	63,100	60,999
Provision for loan losses	2,500	1,800	2,083	2,875	2,385
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	77,416	76,965	72,337	60,225	58,614
OTHER INCOME
Service charges on deposit accounts	4,777	5,066	5,044	4,438	4,174
Fiduciary and wealth management fees	3,416	3,345	2,995	2,609	2,640
Other customer fees	5,416	5,346	5,341	5,406	4,863
Earnings on cash surrender value of life insurance	1,176	1,133	1,575	2,971	898
Net gains and fees on sales of loans	1,821	2,355	2,317	1,617	1,275
Net realized gains on sales of available for sale securities	1,609	1,134	332	567	598
Other income	1,346	682	1,064	826	398
Total Other Income	19,561	19,061	18,668	18,434	14,846
OTHER EXPENSES
Salaries and employee benefits	32,226	33,760	33,244	27,076	25,732
Net occupancy	4,670	4,424	4,371	3,965	4,216
Equipment	3,668	3,898	3,478	2,907	2,807
Marketing	884	1,361	1,021	792	565
Outside data processing fees	2,964	3,378	3,162	3,086	2,616
Printing and office supplies	334	378	366	275	264
Intangible asset amortization	1,726	2,055	1,698	991	903
FDIC assessments	719	711	704	579	570
Other real estate owned and foreclosure expenses	402	311	330	731	531
Professional and other outside services	1,541	1,914	5,843	3,266	1,734
Other expenses	4,553	4,243	4,491	3,648	3,161
Total Other Expenses	53,687	56,433	58,708	47,316	43,099
INCOME BEFORE INCOME TAX	43,290	39,593	32,297	31,343	30,361
Income tax expense	6,611	15,210	7,939	7,207	7,168
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,679	$24,383	$24,358	$24,136	$23,193

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.75	$0.49	$0.50	$0.57	$0.57
Diluted Net Income Available to Common Stockholders	$0.74	$0.49	$0.50	$0.57	$0.56
Cash Dividends Paid	$0.18	$0.18	$0.18	$0.18	$0.15
Average Diluted Shares Outstanding (in thousands)	49,428	49,379	48,644	42,244	41,221
FINANCIAL RATIOS:
Return on Average Assets	1.57%	1.06%	1.11%	1.28%	1.29%
Return on Average Stockholders' Equity	11.21	7.53	7.83	9.82	10.15
Return on Average Common Stockholders' Equity	11.21	7.53	7.83	9.82	10.15
Average Earning Assets to Average Assets	89.78	88.73	89.16	89.97	90.43
Allowance for Loan Losses as % of Total Loans	1.11	1.11	1.13	1.25	1.29
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.01	(0.05)	0.05	0.02
Average Stockholders' Equity to Average Assets	13.96	14.11	14.15	12.98	12.67
Tax Equivalent Yield on Earning Assets	4.57	4.67	4.56	4.44	4.42
Cost of Supporting Liabilities	0.65	0.57	0.53	0.49	0.44
Net Interest Margin (FTE) on Earning Assets	3.92	4.10	4.03	3.95	3.98
Efficiency Ratio	51.47	53.29	58.30	53.61	52.61
Tangible Common Book Value Per Share	$17.14	$16.96	$16.62	$16.97	$16.49

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Commercial and industrial loans	$1,554,169	$1,493,493	$1,436,092	$1,289,884	$1,258,840
Agricultural production financing and other loans to farmers	98,315	121,757	117,751	75,746	77,021
Real estate loans:
Construction	590,093	612,219	498,862	442,389	336,931
Commercial and farmland	2,713,994	2,562,691	2,571,253	2,167,729	2,118,431
Residential	948,644	962,765	938,437	847,580	737,918
Home equity	510,545	514,021	502,240	436,038	423,708
Individuals' loans for household and other personal expenditures	88,235	86,935	86,406	79,887	77,590
Lease financing receivables, net of unearned income	2,193	2,527	3,877	232	261
Other commercial loans	395,508	394,791	328,530	273,659	244,209
Loans	6,901,696	6,751,199	6,483,448	5,613,144	5,274,909
Allowance for loan losses	(76,420)	(75,032)	(73,354)	(70,471)	(68,225)
NET LOANS	$6,825,276	$6,676,167	$6,410,094	$5,542,673	$5,206,684

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Demand deposits	$3,740,395	$3,746,654	$3,562,718	$3,015,846	$2,861,384
Savings deposits	2,109,071	1,994,366	1,884,705	1,708,478	1,565,174
Certificates and other time deposits of $100,000 or more	552,643	468,895	503,668	362,589	312,327
Other certificates and time deposits	584,377	581,894	585,042	511,935	476,741
Brokered deposits	341,149	380,721	374,886	418,256	419,683
TOTAL DEPOSITS	$7,327,635	$7,172,530	$6,911,019	$6,017,104	$5,635,309

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	March 31, 2018			March 31, 2017
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$32,776	$131	1.60%	$30,463	$45	0.59%
Federal Home Loan Bank stock	24,385	404	6.63	17,964	189	4.21
Investment Securities: (1)
Taxable	810,385	5,096	2.52	711,490	4,308	2.42
Tax-Exempt (2)	736,544	7,754	4.21	586,525	7,697	5.25
Total Investment Securities	1,546,929	12,850	3.32	1,298,015	12,005	3.70
Loans held for sale	10,636	137	5.15	3,840	45	4.69
Loans: (3)
Commercial	4,980,450	62,154	4.99	3,781,045	44,092	4.66
Real Estate Mortgage	728,725	7,999	4.39	545,148	6,121	4.49
Installment	623,429	7,977	5.12	532,128	6,098	4.58
Tax-Exempt (2)	467,847	4,552	3.89	318,082	3,589	4.51
Total Loans	6,811,087	82,819	4.86	5,180,243	59,945	4.63
Total Earning Assets	8,415,177	96,204	4.57	6,526,685	72,184	4.42
Net unrealized gain (loss) on securities available for sale	(6,440)			593
Allowance for loan losses	(75,851)			(66,933)
Cash and cash equivalents	126,484			104,017
Premises and equipment	95,525			93,018
Other assets	817,841			559,771
Total Assets	$9,372,736			$7,217,151
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,980,141	$2,689	0.54%	$1,512,839	$838	0.22%
Money market deposits	1,089,694	1,275	0.47	789,378	341	0.17
Savings deposits	945,940	381	0.16	776,519	156	0.08
Certificates and other time deposits	1,486,093	4,657	1.25	1,165,079	2,789	0.96
Total Interest-bearing Deposits	5,501,868	9,002	0.65	4,243,815	4,124	0.39
Borrowings	848,208	4,702	2.22	664,921	3,111	1.87
Total Interest-bearing Liabilities	6,350,076	13,704	0.86	4,908,736	7,235	0.59
Noninterest-bearing deposits	1,651,296			1,346,542
Other liabilities	62,560			47,811
Total Liabilities	8,063,932			6,303,089
Stockholders' Equity	1,308,804			914,062
Total Liabilities and Stockholders' Equity	$9,372,736	13,704		$7,217,151	7,235
Net Interest Income (FTE)		$82,500			$64,949
Net Interest Spread (FTE)			3.71%			3.83%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.57%			4.42%
Interest Expense / Average Earning Assets			0.65%			0.44%
Net Interest Margin (FTE)			3.92%			3.98%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent and 35 percent for 2018 and 2017, respectively. These totals equal $2,584 and $3,950 for the three months ended March 31, 2018 and 2017, respectively.

(3) Non accruing loans have been included in the average balances.